UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2016

Commission File Number 001-35844
___________________________________
Pinnacle Foods Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	35-2215019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On May 25, 2016, the Board of Directors (the “Board”) of Pinnacle Foods Inc. (the “Company”) elected Mr. Mark Clouse, the Company’s Chief Executive Officer, as a member of the Board effective immediately. The Company expects Mr. Clouse to stand for election at the annual meeting of shareholders in 2019. Mr. Clouse will not receive any additional compensation for his service as a director.
Other than as stated above, there are no arrangements or understandings between Mr. Clouse and any other person pursuant to which he was elected as a director. Mr. Clouse is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 25, 2016, the Company held its 2016 annual meeting of stockholders (the “Annual Meeting”).

(b)
The Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 14, 2016. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Item 1.        Election of Director.
The nominee for director named in the Proxy Statement was elected, and the voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Roger Deromedi	99,846,689	1,497,968	4,945,936

Item 2.         Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2016.
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016 was approved, and the voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
106,036,473	219,262	34,858	0

Item 3.        Non-binding Vote on Executive Compensation.
Our stockholders approved, on a non-binding advisory basis, our executive compensation as described in the Proxy Statement and the voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
100,649,799	511,273	183,585	4,945,936

Item 4.        Approval of the Company’s Amended and Restated 2013 Omnibus Incentive Plan.
Our stockholders approved the Company’s Amended and Restated 2013 Omnibus Incentive Plan, and the voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
100,181,360	1,077,278	86,019	4,945,936

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FOODS INC.

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	May 25, 2016